Exhibit 10.41
Eleventh Amendment to Loan and Security Agreement

Borrower:
(1) Cardlytics, Inc., a Delaware corporation (“Parent”)
(2) Dosh Holdings LLC (formerly known as BSpears Merger Sub II, LLC), a Delaware limited liability company
(3) AFIN Intermediate Holdings, Inc. a Delaware corporation
(4) AFIN Holdings Inc., a Delaware corporation
(5) HSP EPI Acquisition, LLC, a Delaware limited liability company

Date:	November 29, 2022
    This ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into between PACIFIC WESTERN BANK, a California state-chartered bank (“PWB”), as Agent and Lender, the other lenders from time to time party to the Loan Agreement, the existing borrowers named above (each and collectively, the “Existing Borrower”), and the additional borrowers named above (each and collectively, “Additional Borrower” together with the Existing Borrower, the “Borrower”). PWB and lenders that may hereafter join as lenders under the Loan Agreement (as defined below) are herein sometimes collectively referred to as “Lenders” and individually as a “Lender”. PWB, in its capacity as administrative and collateral Agent for the Lenders, is referred to herein as the “Agent” (which term shall include any successor Agent in accordance with terms hereof).
Agent, Lenders and Borrower agree to amend the Loan and Security Agreement between them, dated May 21, 2018 (as amended, the “Loan Agreement”), as follows, and Agent and Lenders agrees to waive certain Events of Default thereunder, as follows, effective as of the date hereof except as otherwise provided below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)
1.Limited Waiver. Agent and Lenders hereby waive compliance by the Borrower with Section6(c) of the Schedule to the Loan Agreement which required HSP EPI shall close its accounts with Huntington National Bank and transition all funds to an account with Agent within 60 days of the Tenth Amendment Effective Date. This waiver does not constitute a waiver of the Borrower’s obligation to meet said covenant at any other date, nor does it constitute a waiver of any other term or provision of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other term or provision of the Loan Agreement or any related document.
2.Amendments to Loan Agreement. Agent, Lender and Borrower (jointly and severally, Existing Borrower and Additional Borrower) agree to amend the Loan Agreement, as follows:
a.Modification to Negative Covenants. Section 5.5(xix) of the Loan Agreement is hereby amended and restated to read as follows:
“(xix) make any earn-out or deferred purchase price payment in cash in connection with the acquisition of Bridg, Inc. pursuant to the terms of that certain Agreement and Plan of Merger dated as of April 12, 2021 by and among Parent, as the “Parent” therein, Mr. T Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, Bridg, Inc., a Delaware corporation and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Company Security Holders, as defined therein (“Bridg Acquisition Agreement”); provided that with respect to the earn-out or deferred purchase price payment that is due under the Bridg Acquisition Agreement in or about May 2022, Borrower shall be permitted to make cash payments of no more than [***] (or such greater amount approved by Agent in writing, in its sole discretion) for the “First Anniversary Payment Amount” as defined in the Bridg Acquisition Agreement; provided further, that with respect to the earn-out or deferred purchase price payment that is due under the Bridg Acquisition Agreement in or about May 2023, Borrower shall be permitted to make cash payments of no more than [***] (or such greater amount approved by Agent in writing, in its sole discretion) when combined with the cash amount of the “First Anniversary Payment Amount” paid by Borrower. Nothing herein shall prohibit the Borrower from issuing stock of Parent in connection with its earnout obligations so long as such issuances do not violate any other term of this Agreement.”
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.41

b.Modification to Events of Default. Section 7.1 of the Loan Agreement is hereby amended by (i) removing the period at the end of clause (p) therein and replacing it with “; or” and (ii) adding a new clause (q) thereafter, to read as follows:
“(q) any resolution of the earn-out dispute with respect to the Bridg Acquisition Agreement (including a resolution pursuant to an arbitration award, negotiation, court order or judgment and regardless of whether such decision is appealable and/or in the process of being appealed) that would require Parent or any other Borrower to make cash payments in excess of the amounts expressly permitted by Section 5.5(xix) above.
c.Modification to Definitions. Section 8 of the Loan Agreement is hereby amended by adding the following definition thereto, in alphabetical order, or to the extent such definition already exists, restating such definition, in each case, to read as follows:
“Eleventh Amendment” means that certain Eleventh Amendment to Loan and Security Agreement, dated as of November 29, 2022 by and among, Agent, Lenders and Borrower.
“Eleventh Amendment Effective Date” means November 29, 2022.
“Eligible Accounts” means the Eligible Borrower Accounts. For the avoidance of doubt, as of the Eleventh Amendment Effective Date, any Eligible UK Accounts that were previously included in this definition or that may later qualify as an Eligible UK Account, shall be excluded in the determination of “Eligible Accounts”.
d.Revolving Loans Advance Rate. Section (a)(1)(a) and (b) of the Schedule to the Loan Agreement is hereby amended and restated to read as follows:
“(a) an amount equal to $60,000,000 (the “Maximum Revolving Loan Amount”); provided that (x) the Maximum Revolving Loan Amount may be increased to $75,000,000 by the Agent, in its sole discretion, upon the successful syndication of this credit facility (which could include the syndication of the incremental $15,000,000 or up to the full $75,000,000). In no event shall Agent or Lenders be obligated to seek a successful syndication and shall do so (or refrain from doing so) in their own respective discretion. Any change in the Maximum Revolving Loan Amount will be reflected in a written amendment to this Agreement, signed by the Agent, Lenders and Borrower.
(b) 50% (an “Advance Rate”) of the amount of Borrower’s Eligible Accounts (as defined in Section 8 above).”
e.Amendment to Minimum Cumulative Adjusted Contribution Margin. The table for the Minimum Cumulative Adjusted Contribution Margin financial covenant set forth in Section 5 of the Schedule to the Loan Agreement which currently reads as follows:

Period Ended	Minimum Cumulative Adjusted Contribution Margin (000s omitted
1 month period ending January 31	[***]
2 month period ending February 28	[***]
3 month period ending March 31	[***]
4 month period ending April 30	[***]
5 month period ending May 31,	[***]
6 month period ending June 30	[***]
7 month period ending July 31,	[***]
8 month period ending August 31	[***]
9 month period ending September 30	[***]
10 month period ending October 31	[***]
11 month period ending November 30	[***]
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.41

12 month period ending December 31	[***]
*	*
is hereby amended and restated to read as follows:

Period Ende	Minimum Cumulative Adjusted Contribution Margin (000s omitted
1 month period ending January 31	[***]
2 month period ending February 28	[***]
3 month period ending March 31	[***]
4 month period ending April 30	[***]
5 month period ending May 31	[***]
6 month period ending June 30	[***]
7 month period ending July 31	[***]
8 month period ending August 31	[***]
9 month period ending September 30	[***]
10 month period ending October 31	[***]
11 month period ending November 30	[***]
12 month period ending December 31	[***]
*	*
f.Amendment to Adjusted Minimum Cash. The definition of “Suppressed Availability” set forth in Section 5 of the Schedule to the Loan Agreement which currently reads as follows:
“As used herein, “Suppressed Availability” means, the amount by which (a) the total amount of all Eligible Accounts (as set forth in the most recent borrowing base certificate provided to the Agent) exceeds (b) the Maximum Revolving Loan Amount.”
is hereby amended and restated to read as follows:
“As used herein, “Suppressed Availability” means, the amount by which (a) the product of the Advance Rate and the total amount of all Eligible Accounts (as set forth in the most recent borrowing base certificate provided to the Agent under Section 6(a) of the Schedule) exceeds (b) the Maximum Revolving Loan Amount.”
g.Amendment to Additional Provisions. Section 8(b) of the Schedule to the Loan Agreement is hereby amended and restated to read as follows:
“(b) Deposit Accounts. Borrower shall at all times maintain all of its Deposit Accounts and all of its investment accounts with PWB; provided Borrower may maintain up to a total not to exceed $15,000,000 in Deposit Accounts at other institutions in the United States, in each case, subject to a control agreement among Borrower, such institution and Agent, in form and substance satisfactory to Agent in its Good Faith Business Judgment; provided further that for a Borrower joining the Loan Agreement after the date hereof, additional time may be granted to obtain such control agreements, as set forth in the terms of such joinder agreement; provided further, that notwithstanding anything to the contrary in the Ninth Amendment, within 60 days of the Eleventh Amendment Effective Date (“Transition Timeframe”), HSP EPI shall close its accounts with Huntington National Bank and transition all funds to an account with Agent. During the Transition Timeframe, a control agreement shall not be required on such transitioning Huntington National Bank accounts. Borrower represents and warrants to Agent and Lenders that all of Bridg Inc.’s deposit accounts outside of Agent (i.e. at Comerica Bank and Silicon Valley Bank) were closed prior to the Eleventh Amendment Effective Date.”
h.Amendment to Foreign Subsidiaries; Foreign Assets. Section 8(c) of the Schedule to the Loan Agreement is hereby amended by adding a new subclause (5) to the end thereof to read as follows:
“(5) UK Sub Guaranty and Security Interest. Upon request by Agent and prior to any Eligible UK Account being included in clause (b) of the definition of Revolving Loan Credit
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.41

Limit, Borrower shall cause UK Sub to execute and deliver to Agent, for the benefit of the Lenders, (i) a Continuing Guaranty of the Obligations, in such form as Agent shall specify in its Good Faith Business Judgment, and (ii) a Security Agreement with respect to all of UK Sub’s assets securing such Continuing Guaranty of the Obligations, in such form as Agent shall specify in its Good Faith Business Judgment.”
3.Facility Fee. In consideration for Agent and Lenders entering into this Amendment, Borrower shall concurrently pay to Agent for the benefit of Lenders a fee in the amount of [***], which shall be non-refundable and in addition to all interest and other fees payable to Agent for benefit of Lenders under the Loan Documents. Agent is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Agent.
4.Legal Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Bank for all its documented costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment.
5.Representations True. Borrower represents and warrants to Agent and Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except as to representations and warranties that relate to a different date, in which case said representations and warranties continue to be true in all material respects as of said date and those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects.
6.General Release. In consideration for Agent and Lenders entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Agent, Lenders, and their successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment arising under or in any way related to the Loan Agreement, this Amendment or any other Loan Document or any of the transactions contemplated herein or therein (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Agent and Lenders against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lenders’ choice and costs, which Lenders may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.
7.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Agent, except as set forth in Section 1 above.
8.General Provisions. Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lenders and Borrower, and the other written documents and agreements between Agent, Lenders and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lenders on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment may be executed in multiple counterparts, by different parties signing separate counterparts, and all of the same taken together shall constitute one and the same agreement.
9.Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.41

OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.41

Borrower: CARDLYTICS, INC. By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: Chief Legal and Privacy Officer	Agent and Lender: PACIFIC WESTERN BANK By:___/s/ Mykas Degesys______________ Name: Mykas Degesys Title: Senior Vice President
Borrower: DOSH HOLDINGS LLC (formerly known as BSPEARS MERGER SUB II, LLC) By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: Manager
Borrower: AFIN INTERMEDIATE HOLDINGS INC. By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: AFIN HOLDINGS INC. By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: HSP EPI ACQUISITION, LLC By:_____/s/ Nick Lynton____________ Name: Nick Lynton Title: Manager and President

    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.